Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions and Dispositions
3. Dispositions
2017 Disposition
Separation of Brighthouse
In January 2016, MetLife, Inc. announced its plan to separate a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other. MetLife, Inc. subsequently re-segmented the business to be separated and rebranded it as “Brighthouse Financial.” On July 6, 2017, MetLife, Inc. announced that the U.S. Securities and Exchange Commission (“SEC”) declared Brighthouse Financial, Inc.’s registration statement on Form 10 effective. Additionally, all required state regulatory approvals were granted.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse. MetLife, Inc. common shareholders received a distribution of one share of Brighthouse Financial, Inc. common stock for every 11 shares of MetLife, Inc. common stock they owned as of 5:00 p.m., New York City time, on the July 19, 2017 record date. Shareholders of MetLife, Inc. who owned less than 11 shares of common stock, or others who would have otherwise received fractional shares, received cash. MetLife, Inc. distributed 96,776,670 of the 119,773,106 shares of Brighthouse Financial, Inc. common stock outstanding, representing approximately 80.8% of those shares. Certain MetLife affiliates hold MetLife, Inc. common stock and, as a result, participated in the distribution.
For the nine months ended September 30, 2017, the loss recognized in connection with the Separation was $1,347 million, net of income tax, which primarily includes a $1,061 million loss on MetLife's retained investment in Brighthouse Financial, Inc.
MetLife, Inc. retained the remaining ownership interest of 22,996,436 shares, or 19.2%, of Brighthouse Financial, Inc. common stock and recognized its investment in Brighthouse Financial, Inc. common stock based on the NASDAQ reported market price. The Company elected to record the investment under the FVO as an observable measure of estimated fair value that is aligned with the Company’s intent to divest of the retained shares as soon as practicable. The estimated fair value of the Brighthouse Financial, Inc. common stock held by the Company as of September 30, 2017 was $1.4 billion. In the third quarter of 2017, the Company recorded a $1,016 million mark-to-market loss on its retained investment in Brighthouse Financial, Inc. at Separation and an additional $45 million loss for the change in Brighthouse Financial, Inc.’s common stock share price from the Separation date to September 30, 2017.
In the third quarter of 2016, the Company recorded a non-cash charge of $260 million ($223 million, net of income tax) for the impairment of Brighthouse goodwill included in discontinued operations. As of the Separation date, the Company evaluated the assets of Brighthouse for potential impairment, and determined that no impairment charge was required.
The Company incurred pre-tax Separation-related transaction costs of $212 million for the year ended December 31, 2016, primarily related to professional services and reported in continuing operations.
Agreements
In connection with the Separation, MetLife and Brighthouse entered into various agreements. The significant agreements were as follows:
Master Separation Agreement
MetLife entered into a master separation agreement with Brighthouse prior to the completion of the distribution. The master separation agreement sets forth agreements with Brighthouse relating to the ownership of certain assets and the allocation of certain liabilities in connection with the separation of Brighthouse from MetLife. It also sets forth other agreements governing the relationship with Brighthouse after the distribution, including certain payment obligations between the parties.
Tax Agreements
Immediately prior to the Separation, MetLife entered into a tax separation agreement with Brighthouse. Among other things, the tax separation agreement governs the allocation between MetLife and Brighthouse of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the taxable periods prior to Separation, MetLife and Brighthouse have joint and several liability for the MetLife consolidated U.S. federal income tax returns’ current taxes (and the benefits of tax attributes such as losses) allocated to Brighthouse. The tax separation agreement provides that the Brighthouse allocation of taxes could vary depending upon the outcome of IRS examinations.
As part of the tax separation agreement, MetLife is liable for the U.S. federal income tax cost of a discrete Separation‑related tax charge incurred by Brighthouse. The income tax charge arises from the recapture of certain tax benefits incurred prior to Separation, and is caused by the deconsolidation of Brighthouse from the MetLife tax group at Separation.
Additionally, MetLife has the right to receive future payments from Brighthouse for a tax asset that Brighthouse received as a result of restructuring prior to the Separation.
Transactions Prior to the Separation
Prior to the Separation, the Company completed the following transactions in 2017.
Termination of Financing Arrangements
In April 2017, MetLife, Inc. and MetLife Reinsurance Company of South Carolina (“MRSC”) terminated the MRSC collateral financing arrangement associated with secondary guarantees. As a result, the $2.8 billion collateral financing arrangement liability outstanding was extinguished utilizing $2.8 billion of assets held in trust with the remaining $590 million of assets held in trust returned to MetLife, Inc. as a cash return of capital from a subsidiary.
In April 2017, MetLife, Inc. and MetLife Reinsurance Company of Vermont (“MRV”) terminated the $4.3 billion committed facility, and MetLife, Inc. and MRSC terminated the $3.5 billion committed facility.
See Note 23 for discussion of impacts to the junior subordinated debentures as a result of the Separation.
Discontinued Operations
The following table presents the amounts related to the operations of Brighthouse that have been reflected in discontinued operations:

	For the Years Ended December 31,
	2016	2015	2014
	(In millions)
Revenues
Premiums	$1,951	$2,142	$2,098
Universal life and investment-type product policy fees	3,724	3,936	4,122
Net investment income	3,157	3,038	2,996
Other revenues	74	58	68
Total net investment gains (losses)	(134)	(49)	(535)
Net derivative gains (losses)	(5,886)	(507)	594
Total revenues	2,886	8,618	9,343
Expenses
Policyholder benefits and claims	4,487	3,612	3,709
Interest credited to policyholder account balances	1,107	1,195	1,217
Policyholder dividends	34	32	23
Goodwill impairment	260	—	—
Other expenses	1,333	2,016	2,474
Total expenses	7,221	6,855	7,423
Income (loss) from discontinued operations before provision for income tax	(4,335)	1,763	1,920
Provision for income tax expense (benefit)	(1,665)	449	528
Income (loss) from discontinued operations, net of income tax	$(2,670)	$1,314	$1,392
The following table presents the amounts related to the financial position of Brighthouse that have been reflected in the assets and liabilities of disposed subsidiary:

	December 31, 2016	December 31, 2015
	(In millions)
Assets
Investments:
Fixed maturity securities available-for-sale	$61,326	$63,619
Equity securities available-for-sale	300	457
Mortgage loans	9,378	7,524
Policy loans	1,517	1,692
Real estate and real estate joint ventures	150	595
Other limited partnership interests	1,642	1,850
Short-term investments	1,288	1,832
Other invested assets	3,881	4,917
Total investments	79,482	82,486
Cash and cash equivalents	5,226	1,570
Accrued investment income	680	598
Premiums, reinsurance and other receivables	10,636	9,476
Deferred policy acquisition costs and value of business acquired	7,207	6,711
Goodwill	—	260
Other assets	709	889
Separate account assets	113,043	114,447
Total assets of disposed subsidiary	$216,983	$216,437
Liabilities
Future policy benefits	33,270	$30,612
Policyholder account balances	37,066	37,093
Other policy-related balances	1,356	1,362
Policyholder dividends payable	12	11
Payables for collateral under securities loaned and other transactions	7,390	10,637
Long-term debt	60	87
Collateral financing arrangements	2,797	2,797
Deferred income tax liability	2,594	4,058
Other liabilities	5,119	3,270
Separate account liabilities	113,043	114,447
Total liabilities of disposed subsidiary	$202,707	$204,374
In the consolidated statements of cash flows, the cash flows from discontinued operations are not separately classified. As such, the following table presents selected financial information regarding cash flows of the discontinued operations.

	For the Years Ended December 31,
	2016	2015	2014
	(In millions)
Net cash provided by (used in):
Operating activities	$3,697	$4,559	$5,534
Investing activities	$4,674	$(7,042)	$(708)
2016 Disposition
In July 2016, MetLife, Inc. completed the sale to Massachusetts Mutual Life Insurance Company (“MassMutual”) of its U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife’s affiliated broker-dealer, MetLife Securities, Inc. (“MSI”), a wholly-owned subsidiary of MetLife, Inc. (collectively, the “U.S. Retail Advisor Force Divestiture”) for $291 million. MassMutual assumed all of the liabilities related to such assets that arise or occur after the closing of the sale. The Company recorded a gain of $103 million ($58 million, net of income tax), in net investment gains (losses) for the year ended December 31, 2016. See Notes 10 and 18 for discussion of certain charges related to the sale.
2014 Disposition
In May 2014, the Company completed the sale of its wholly-owned subsidiary, MetLife Assurance Limited (“MAL”), for $702 million (£418 million) in net cash consideration. As a result of the sale, a loss of $633 million ($442 million, net of income tax), was recorded for the year ended December 31, 2014, which includes a reduction to goodwill of $60 million ($51 million, net of income tax), as well as $77 million ($50 million, net of income tax) related to net investments in foreign operation hedges. Compared to the expected loss at the time of the sales agreement, the actual loss on the sale was increased by net income from MAL of $77 million for the year ended December 31, 2014. Of the $633 million loss, $77 million was reflected in net investment gains (losses) within continuing operations. MAL’s results of operations are included in discontinued operations.